                                                                    EXHIBIT 10.1

                                 URS CORPORATION

                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT

            This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 29, 2004 and entered into by and among URS CORPORATION a Delaware corporation ("COMPANY"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("LENDERS") and CREDIT SUISSE FIRST BOSTON as administrative agent for Lenders ("ADMINISTRATIVE AGENT") and is made with reference to that certain Credit Agreement dated as of August 22, 2002 as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2003, that certain Second Amendment to Credit Agreement dated as of November 6, 2003 and that certain Third Amendment to Credit Agreement dated as of December 23, 2003 (as so amended and as further amended, modified, restated or otherwise supplemented to the date hereof, the "CREDIT AGREEMENT"), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON as a Co-Lead Arranger and Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION as a Co-Lead Arranger and Syndication Agent for Lenders and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC as Co-Documentation Agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

            WHEREAS, Company and Lenders desire to amend the Credit Agreement as more particularly described below; and

            WHEREAS, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1   AMENDMENTS TO SECTION 1: DEFINITIONS

            A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "CAPITAL LEASE" therefrom in its entirety and substituting the following therefor:

                  "CAPITAL LEASE" as applied to any Person, means (i) any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person and (ii) any secured note evidencing such Person's obligation to pay all or any part of the purchase price of an asset, provided that the Lien securing such note shall apply only to the asset so acquired and proceeds thereof.

            B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the phrase "(but only to the extent the funds applied for such purpose are included in the calculation of Consolidated EBITDA)" at the end of each of clauses (ii)(b) and (c) of the definition of "Consolidated Excess Cash Flow" contained therein.

            C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the phrase ", Capital Leases" immediately after the word "leases" in clause (ix) of the definition of "Permitted Encumbrances" contained therein.

1.2   AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

            A. Subsection 2.4B(iii)(c) of the Credit Agreement is hereby amended by (i) deleting the word "and" before clause (4) thereof and (ii) adding the following at the end of such clause (4):

            ", and (5) issuances of Capital Stock (other than Disqualified Stock) the Net Securities Proceeds of which are applied by Company to any repurchase or redemption of Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes expressly permitted by subsection 7.5A(xiv), provided that Company shall, no later than 180 days after receipt of such Net Securities Proceeds that have not theretofore been applied to such repurchase or redemption, make a prepayment of the Loans in the amount of the portion of such unapplied Net Securities Proceeds required pursuant to this subsection 2.4B(iii)(c)."

            B. Subsection 2.4B(iii)(d) of the Credit Agreement is hereby amended by deleting the phrase "subsection 7.1" in clause (1) thereof and substituting the phrase "subsections 7.1(i) - (xiii)" therefor.

            C. Subsection 2.4B(iii)(d) of the Credit Agreement is hereby further amended by (i) deleting the word "and" before clause (2) thereof and (ii) adding the following at the end of such clause (2):

            ", and (3) issuances of Indebtedness permitted pursuant to subsection 7.1(xiv) the Net Securities Proceeds of which are applied by Company to any repurchase or redemption of Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes, provided that Company shall, no later than 180 days after receipt of such Net Securities Proceeds that have not theretofore been applied to such repurchase or redemption, make a prepayment of the Loans in the amount of the portion of such unapplied Net Securities Proceeds required pursuant to this subsection 2.4B(iii)(d)."

1.3   AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE COVENANTS

            A. Subsection 7.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" before clause (xii) thereof, (ii) deleting the period at the end of clause (xiii) thereof and substituting the phrase "; and" therefor and (iii) adding the following at the end thereof:

                  "(xiv) Company may become and remain liable with respect to unsecured Indebtedness incurred to repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes, provided that (a) the Consolidated Leverage Ratio as of the last day of the immediately preceding Fiscal Quarter (after giving pro forma effect to the transactions relating to such repurchase or redemption and any other such repurchase or redemption since the end of such preceding Fiscal Quarter) is less than 2.50:1.00 and (b) such unsecured Indebtedness (1) requires no amortization payments prior to the Tranche B Term Loan Maturity Date and (2) has a final maturity date no earlier than the earlier of (A) three months after the final maturity date of the Indebtedness to be repurchased or redeemed and (B) one year after the Tranche B Term Loan Maturity Date."

            B. Subsection 7.5A of the Credit Agreement is hereby amended by deleting the amount "$220,000,000" in clause (xii) thereof and substituting the amount "$300,000,000" therefor.

            C. Subsection 7.5A of the Credit Agreement is hereby further amended by (i) deleting the word "and" before clause (xiii) thereof and (ii) adding the following at the end of such clause (xiii):

            "; and (xiv) Company may repurchase or redeem Existing Senior Subordinated Notes and/or Senior Notes and/or Convertible Subordinated Notes (any such redemption being made in accordance with the terms of the Existing Senior Subordinated Indenture, the Senior Indenture and/or the Convertible Subordinated
            Note Indenture, respectively), provided that the Consolidated Leverage Ratio as of the last day of the immediately preceding Fiscal Quarter (after giving pro forma effect to the transactions relating to such repurchase or redemption and any other such repurchase or redemption since the end of such preceding Fiscal Quarter) is less than 2.50:1.00, provided further, that such repurchases or redemptions may be made with proceeds of Revolving Loans only to the extent that after giving effect to the extension of any Revolving Loan proposed to be applied to such repurchase or redemption, the Revolving Loan Commitments then in effect would exceed the Total Utilization of Revolving Loan Commitments by not less than $30,000,000."

      SECTION 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

            A. Company shall have delivered to Administrative Agent an executed copy of this Amendment.

            B. Requisite Lenders shall have executed this Amendment.

            C. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and such counsel and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

      SECTION 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete as of the date of this Amendment:

            A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

            B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

            C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in any manner that would be likely to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

            D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any federal, state or other governmental authority or regulatory body.

            E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

      SECTION 4. MISCELLANEOUS

            A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

            (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

      SECTION 5. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

            Each guarantor listed on the signature pages hereof ("SUBSIDIARY GUARANTORS") hereby acknowledges that it has read this Amendment and consents to the terms thereof and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Subsidiary Guarantor under its applicable Subsidiary Guaranty shall not be impaired or affected and the applicable Subsidiary Guaranty is and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        URS CORPORATION , a Delaware corporation

                                        By: /s/ Kent P. Ainsworth
                                            -----------------------------------
                                        Name: Kent P. Ainsworth
                                        Title: Executive Vice President
                                               and Chief Financial Officer

                                        CREDIT SUISSE FIRST BOSTON ACTING
                                        THROUGH ITS CAYMAN ISLANDS BRANCH,
                                        Individually and as Administrative
                                        Agent

                                        By: /s/ S. William Fox
                                            -----------------------------------
                                        Name:  S. William Fox
                                        Title: Director

                                        By: /s/ David I. Dodd
                                            -----------------------------------
                                        Name: David I. Dodd
                                        Title: Associate

                                        AMAN ENVIRONMENTAL CONSTRUCTION,
                                        INC., a California corporation

                                        By: /s/ Kent P. Ainsworth
                                            -----------------------------------
                                        Name: Kent P. Ainsworth
                                        Title: Executive Vice President and
                                               Chief Financial Officer

BANSHEE CONSTRUCTION COMPANY, INC.,    URS CORPORATION GREAT LAKES, a
a California corporation               Michigan Corporation

By: /s/ Rita Armstrong                 By: /s/ Kent P. Ainsworth
    --------------------------------       ------------------------------------
Name:  Rita Armstrong                  Name:  Kent P. Ainsworth
Title: Vice President and Treasurer    Title: Chief Financial Officer

CLEVELAND WRECKING COMPANY, a          URS CORPORATION GROUP CONSULTANTS,
California Corporation                 a New York Corporation

By: /s/ Rita Armstrong                 By: /s/ David C. Nelson
    --------------------------------       ------------------------------------
Name:  Rita Armstrong                  Name:  David C. Nelson
Title: Vice President and Treasurer    Title: Vice President and Treasurer

SIGNET TESTING LABORATORIES, INC.,     URS CORPORATION-MARYLAND, a Maryland
a Delware Corporation                  Corporation

By: /s/ Rita Armstrong
    --------------------------------   By: /s/ David C. Nelson
Name:  Rita Armstrong                       -----------------------------------
Title: Vice President and Treasurer    Name:  David C. Nelson
                                       Title: Vice President and Treasurer
RADIAN INTERNATIONAL LLC, a Delaware
Limited Liability Company              URS CORPORATION-OHIO, an Ohio Corporation

By: /s/ David C. Nelson                By: /s/ David C. Nelson
    --------------------------------       ------------------------------------
Name:  David C. Nelson                 Name:  David C. Nelson
Title: Vice President and Treasurer    Title: Vice President and Treasurer

                                       URS CORPORATION SOUTHERN, a California
URS CONSTRUCTION SERVICES, INC., a     Corporation
Florida Corporation

                                       By: /s/ David C. Nelson
By: /s/ Kent P. Ainsworth                  ------------------------------------
    --------------------------------   Name:  David C. Nelson
Name:  Kent P. Ainsworth               Title: Vice President and Treasurer
Title: Executive Vice President and
       Chief Executive Officer         URS GROUP INC., a Delaware Corporation

URS CORPORATION, a Nevada              By: /s/ David C. Nelson
Corporation                                ------------------------------------
                                       Name:  David C. Nelson
By: /s/ David C. Nelson                Title: Vice President and Assistant
    --------------------------------          Treasurer
Name:  David C. Nelson
Title: Vice President and Treasurer

URS OPERATING SERVICES, INC., a        E.C. DRIVER & ASSOCIATES, INC., a
Delaware Corporation                   Florida Corporation

By: /s/ Peter J.                       By: /s/ Kent P. Ainsworth
    --------------------------------       ------------------------------------
Name:  Peter J. Pedalino               Name: Kent P. Ainsworth
Title: Vice President and Controller   Title Executive Vice President and Chief
                                             Financial Officer
URS HOLDINGS, INC., a  Delaware
Corporation
                                       LEAR SIEGLER LOGISTICS, INTERNATIONAL,
By: /s/ David C. Nelson                INC. a  Delaware Corporation
--------------------------------
Name:  David C. Nelson                 By: /s/ Kent P. Ainsworth
Title: Vice President and Treasurer        ------------------------------------
                                       Name:  Kent P. Ainsworth
URS INTERNATIONAL INC., a Delaware     Title: Executive Vice President
Corporation
                                       RADIAN ENGINEERING, INC. a New York
By: /s/ David C. Nelson                Corporation
    --------------------------------
Name:  David C. Nelson
Title: Vice President and Treasurer    By: /s/ Kent P. Ainsworth
                                           ------------------------------------
                                       Name:  Kent P. Ainsworth
LEAR SIEGLER SERVICES, INC.,           Title: Executive Vice President, Chief
a Delaware Corporation                        Financial Officer and Secretary

                                       URS CORPORATION AES., a
By: /s/ Kent P. Ainsworth              Connecticut Corporation
    --------------------------------
Name:  Kent P. Ainsworth
Title: Executive Vice President        By: /s/ Kent P. Ainsworth
                                           ------------------------------------
EG&G DEFENSE MATERIALS, INC.,          Name:  Kent P. Ainsworth
a Utah Corporation                     Title: Executive Vice President Chief
                                              Financial Officer

By: /s/ William Neeb                   URS CORPORATION ARCHITECTURE-NC, P.C., a
    --------------------------------   North Carolina Corporation
Name:  William Neeb
Title: Vice President, Chief           By: /s/ Kent P. Ainsworth
       Financial Officer and               ------------------------------------
       Assistant Treasurer             Name:  Kent P. Ainsworth
                                       Title: Executive Vice President and Chief
EG&G TECHNICAL SERVICES, INC.,                Financial Officer
a Delaware  Corporation
                                       URS CORPORATION - NEW YORK, a New York
                                       Corporation
By: /s/ Kent P. Ainsworth
    --------------------------------   By: /s/ Kent P. Ainsworth
Name:  Kent P. Ainsworth                   ------------------------------------
Title: Executive Vice President        Name:  Kent P. Ainsworth
                                       Title: Executive Vice President and Chief
D&M CONSULTING ENGINEERS, INC.,               Financial Officer
a Delaware Corporation

By: /s/ Kent P. Ainsworth
    --------------------------------
Name:  Kent P. Ainsworth
Title: Executive Vice President and
       Chief Financial Officer

URS RESOURCES, LLC, a Delaware         AURIUM CLO 2002-1 LTD.
Limited Liability Company              BY: COLUMBIA MANAGEMENT ADVISORS, INC.
                                       (F/K/A STEIN ROE & FARNHAM INCORPORATED)
                                       as Investment Manager
By: /s/ Kent P. Ainsworth              as a Lender
    --------------------------------
Name:  Kent P. Ainsworth               By: /s/ Brian J. Murphy
Title: Attorney-in-fact                    ------------------------------------
                                       Name:  Brian J. Murphy
O'BRIEN-KREITZBERG, INC., a            Title: Vice President
California corporation

By: /s/ Kent P. Ainsworth              DENALI CAPITAL LLC, MANAGING MEMBER
    --------------------------------   OF DC FUNDING PARTNERS, PORTFOLIO
Name:  Kent P. Ainsworth               MANAGER FOR DENALI CAPITAL CLO I, LTD.,
Title: Executive Vice President,       OR AN AFFILIATE
       Chief Financial Officer and
       Secretary                       By: /s/ John P. Thacker
                                           ------------------------------------
IKB CAPITAL CORPORATION                Name:  John P. Thacker
As a Lender                            Title: Chief Credit Officer

                                       DENALI CAPITAL LLC, MANAGING MEMBER
By: /s/ David Snyder                   OF DC FUNDING PARTNERS, PORTFOLIO
    --------------------------------   MANAGER FOR DENALI CAPITAL CLO II,
Name:  David Snyder                    LTD., OR AN AFFILIATE
Title: President
                                       By: /s/ John P. Thacker
METROPOLITAN LIFE INSURANCE COMPANY        ------------------------------------
As a Lender                            Name:  John P. Thacker
                                       Title: Chief Credit Officer
By: /s/ James R. Dingler
    --------------------------------   DENALI CAPITAL LLC, MANAGING MEMBER
Name:  James R. Dingler                OF DC FUNDING PARTNERS, PORTFOLIO
Title: Director                        MANAGER FOR DENALI CAPITAL CLO III,
                                       LTD., OR AN AFFILIATE
MADISON CDO II LTD.,
                                       By: /s/ John P. Thacker
BY: METROPOLITAN LIFE INSURANCE            ------------------------------------
COMPANY,                               Name:  John P. Thacker
As Collateral Manager,                 Title: Chief Credit Officer
As a Lender
                                       US BANK NATIONAL ASSOCIATION,
By: /s/ James R. Dingler               As a Lender
    --------------------------------   By: /s/ David W. Johnson
Name:  James R. Dingler                    ------------------------------------
Title: Director                        Name:  David W. Johnson
                                       Title: Assistant Vice President and
COLUMBIA FLOATING RATE LIMITED                Assistant Relationship Manager
LIABILITY COMPANY (F/K/A STEIN
ROE FLOATING RATE LIMITED LIABILITY    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
COMPANY)                               BANK LOAN INCOME PORTFOLIO
                                       BY: MERRILL LYNCH INVESTMENT MANAGERS,
BY: COLUMBIA MANAGEMENT ADVISORS,      L.P., As Investment Advisor
INC., as Advisor As a Lender

By: /s/ Brian J. Murphy                By: /s/ Anthony Heyman
    --------------------------------       ------------------------------------
Name:  Brian J. Murphy                 Name:  Anthony Heyman
Title: Vice President                  Title: Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO     THE NORINCHUKIN BANK, NEW YORK,
BY: MERRILL LYNCH INVESTMENT           as a Lender
MANAGERS, L.P. As Investment Advisor
                                       By: /s/ Masanori Shoji
By: /s/ Anthony Heyman                     ------------------------------------
    --------------------------------   Name:  Masanori Shoji
Name:  Anthony Heyman                  Title: Joint General Manager
Title: Authorized Signatory
                                       OAKHILL CREDIT PARTNERS III LIMITED
MASTER SENIOR FLOATING RATE TRUSTS
                                       BY: OAK HILL CLO MANAGEMENT III, LLC,
By: /s/ Anthony Heyman                 As Investment Manager
    --------------------------------
Name:  Anthoney Heyman                 By: /s/ Scott D. Krase
Title: Authorized Signatory                ------------------------------------
                                       Name:  Scott D. Krase
LONGHORN CDO (CAYMAN) LTD.,            Title: Authorized Person
BY: MERRILL LYNCH INVESTMENT MANGERS,
L.P., As Investment Advisor            OAKHILL SECURIITIES FUND, L.P.

By: /s/ Anthony Heyman                 BY: OAK HILL SECURITIES GENPAR, L.P.,
    --------------------------------   Its General Partners
Name:  Anthony Heyman
Title: Authorized Signatory            BY: OAK HILL SECURITIES MGP, INC.,
                                       Its General Partner
LONGHORN II, LTD.,
BY: MERRILL LYNCH INVESTMENT MANGERS,  By: /s/ Scott D. Krase
L.P., As Investment Advisor                ------------------------------------
                                       Name:  Scott D. Krase
By: /s/ Anthony Heyman                 Title: Vice President
    --------------------------------
Name:  Anthony Heyman                  OAKHILL CREDIT PARTNERS I LIMITED
Title: Authorized Signatory
                                       BY: OAK HILL CLO MANAGEMENT I, LLC,
UNION BANK OF CALIFORNIA, N.A.,        As Investment Manager
As a Lender
                                       By: /s/ Scott D. Krase
By: /s/ David Jackson                      ------------------------------------
    --------------------------------   Name:  Scott D. Krase
Name:  David Jackson                   Title: Authorized Person
Title: Vice President
                                       OAKHILL CREDIT PARTNERS II LIMITED
BANK LEUMI USA,
As a Lender                            BY: OAK HILL CLO MANAGEMENT II, LLC,
                                       As Investment Manager
By: /s/ Joung Hee Hong
    --------------------------------   By: /s/ Scott D. Krase
Name:  Joung Hee Hong                      ------------------------------------
Title: Vice President                  Name:  Scott D. Krase
                                       Title: Authorized Person

WELLS FARGO, NATIONAL ASSOCIATION,     SRF 2000, INC.,
As a Lender                            As a Lender

By: /s/ Marsha Poenisch                By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Marsha Poenisch                 Name:  Ann E. Morris
Title: Vice President                  Title: Assistant Vice President

NATIONAL CITY BANK,                    STANWICH LOAN FUNDING LLC,
As a Lender                            As a Lender

By: /s/ Frank Byrne                    By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Frank Byrne                     Name:  Ann E. Morris
Title: Account Manager                 Title: Assistant Vice President

THE ROYAL BANK OF SCOTLAND PLC.,       HARRIS TRUST & SAVINGS BANK,
as a Lender                            As a Lender

By: /s/ Curtis Lueker                  By: /s/ Isabella Battista
    --------------------------------       ------------------------------------
Name:  Curtis Lueker                   Name:  Isabella Battista
Title: Vice President                  Title: Vice President

AMCO INSURANCE                         BNP PARIBAS
As a Lender                            As a Lender

By: /s/ Thomas S. Leggett              By: /s/ Katherine Wolfe
    --------------------------------       ------------------------------------
Name:  Thomas S. Leggett               Name:  Katherine Wolfe
Title: Associate Vice President        Title: Director
       Public Bonds
                                       BNP PARIBAS
NATIONWIDE MUTUAL INSURANCE COMPANY    as a Lender
As a Lender
                                       By: /s/ Sandra F. Bertram
By: /s/ Thomas S. Leggett                  ------------------------------------
    --------------------------------   Name:  Sandra F. Bertram
Name:  Thomas S. Leggett               Title: Vice President
Title: Associate Vice President
       Public Bonds

SCOTTSDALE INSURANCE                   ERSTE BANK DER OESTERREICHISCHEN
As a Lender                            SPARKASSES AG.
                                       As a Lender
By: /s/ Thomas S. Leggett
    --------------------------------   By: /s/ John Fay
Name:  Thomas S. Leggett                   ------------------------------------
Title: Associate Vice President        Name:  John Fay
       Public Bonds                    Title: Vice President

SRF TRADING, INC.,                     By: /s/ Bryan J. Lynch
As a Lender                                ------------------------------------
                                       Name:  Bryan J. Lynch
By: /s/ Ann E. Morris                  Title: First Vice President
    --------------------------------
Name:  Ann E. Morris
Title: Assistant Vice President

WHITNEY PRIVATE DEBT FUND, L.P.,       TORONTO DOMINION (NEW YORK), INC.,
As a Lender                            As a Lender

By: /s/ Kevin J. Curley                By: /s/ Gwen Zirkle
    --------------------------------       ------------------------------------
Name:  Kevin J. Curley                 Name:  Gwen Zirkle
Title: Authorized Signatory            Title: Vice President

FRANKLIN FLOATING RATE TRUST,          PPM SPYGLASS FUNDING TRUST,
As a Lender                            As a Lender

By: /s/ Richard Hsu                    By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Richard Hsu                     Name:  Ann E. Morris
Title: Vice President                  Title: Authorized Agent

FRANKLIN FLOATING RATE DAILY ACCESS    OLYMPIC FUNDING TRUST, SERIES 1999-I
FUND                                   As a Lender
As a Lender

By: /s/ Richard Hsu                    By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Richard Hsu                     Name:  Ann E. Morris
Title: Vice President                  Title: Authorized Agent

FRANKLIN CLO I, LTD.,                  PPM SHADOW CREEK FUNDING LLC,
As a Lender                            As a Lender

By: /s/ Richard Hsu                    By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Richard Hsu                     Name:  Ann E. Morris
Title: Vice President                  Title: Assistant Vice President

FRANKLIN CLO II, LTD.,                 MUIRFIELD TRADING LLC,
As a Lender                            As a Lender

By: /s/ Richard Hsu                    By: /s/ Ann E. Morris
    --------------------------------       ------------------------------------
Name:  Richard Hsu                     Name:  Ann E. Morris
Title: Vice President                  Title: Assistant

FRANKLIN CLO III, LTD.,                COLUMBIA FLOATING RATE ADVANTAGE FUND
As a Lender                            (f/k/a LIBERTY FLOATING RATE
                                       ADVANTAGE FUND)
By: /s/ Richard Hsu                    BY: COLUMBIA MANAGEMENT ADVISORS, INC.,
    --------------------------------   AS ADVISOR
Name:  Richard Hsu
Title: Vice President                  As a Lender

FRANKLIN CLO IV, LTD.,                 By: /s/ Brian J. Murphy
As a Lender                                ------------------------------------
                                       Name:  Brian J. Murphy
By: /s/ Richard Hsu                    Title: Vice President
    --------------------------------
Name:  Richard Hsu
Title: Vice President

STEIN ROE & FARNHAM CLO I LTD.
(f/k/a STEIN ROE & FARNHAM INCOPORATED),
BY: COLUMBIA MANAGEMENT ADVISORS, INC.,
AS PORTFOLIO MANAGER

As a Lender

By: /s/ Brian J. Murphy
    ----------------------------------
Name:  Brian J. Murphy
Title: Vice President